UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2023

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or in Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into A Material Definitive Agreement

Altus Power, Inc. (“Altus Power” or the “Company), through its subsidiaries, APA Finance III Borrower, LLC (the “Borrower”), and APA Finance III Borrower Holdings, LLC (“Holdings”) has entered into a new long-term funding facility under the terms of a Credit Agreement, dated as of February 15, 2023, among the Borrower, Holdings, Blackstone Asset Based Finance Advisors LP, which is an affiliate of the Company, U.S. Bank Trust Company, N.A., as administrative agent, U.S. Bank N.A., as document custodian, and the lenders party thereto (the “Credit Agreement”).

This funding facility provides for a term loan of $204 million at a fixed rate of 5.62%, while amounts are outstanding under the term loan. The term loan has an anticipated repayment date of June 30, 2033 (“Anticipated Repayment Date”). The maturity date of the term loan is October 31, 2047. Upon lender approval, the Borrower has the right to increase the funding facility to make additional draws for certain acquisitions of solar assets that otherwise satisfy the criteria for Permitted Acquisitions, as set forth in the Credit Agreement. On February 15, 2023, the Company borrowed $193 million from this facility to fund the True Green II Acquisition (defined in Item 2.01 below) and associated costs and expenses of the True Green II Acquisition, and expects to borrow the remaining $11 million upon the completion of certain development assets of the True Green II Acquisition when they are placed in service.

The Credit Agreement contains provisions relating to voluntary prepayments, which may be made without penalty, mandatory prepayments and financial performance covenants, including regarding indebtedness, dispositions, restricted payments, and maintaining a debt service coverage ratio of at least 1.10:1.00 on the last day of each period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered to the administrative agent. Borrower will make quarterly interest and principal payments during the term of the facility as set forth in the Credit Agreement. The term loan amortizes at a rate of 2.5% of initial outstanding principal per annum until the Anticipated Repayment Date. Borrower has also entered into a promissory note in connection with the Credit Agreement in favor of Security Life of Denver Insurance Company (the “Class A Note”) with respect to its obligations under the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and the Class A Note is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K, and both are incorporated herein by reference.

Item 2.01 - Completion of Acquisition or Disposition of Assets

On February 15, 2023, the Company, through its wholly-owned subsidiary, APA Finance III, LLC, closed its previously announced purchase of approximately 220 megawatts of solar assets (the “True Green II Acquisition”) of True Green Capital Fund III, L.P. (“True Green”) through acquisitions of the membership interests of APAF III Operating, LLC (the “Target”). The entry into the Purchase and Sale Agreement, by and among True Green Capital Fund III, L.P., APA Finance III, LLC, and solely for the purposes of Article V, Section 6.04, Section 6.05 and Article X thereof, Altus Power, LLC, dated as of December 23, 2022 (the “Acquisition Agreement”), related to this transaction was originally announced on December 27, 2022. The base purchase price for these assets is approximately $293 million, subject to customary working capital adjustments. The base purchase price and associated costs and expenses was funded by $193 million from the Credit Agreement facility and the remainder with cash. The Company also held back an aggregate $12.4 million as security for indemnification claims which are expected to be paid within nine months after closing, contingent upon completion of development assets. The purchase price is also subject to adjustments for working capital and other items, which are expected to be resolved within 60 days of closing.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Acquisition Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and incorporated and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in items 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 - Other Events.

On February 16, 2023, Altus Power issued a press release announcing the closing of the True Green II Acquisition and entering into the Credit Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(a) The Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) The Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1
Purchase and Sale Agreement, by and among True Green Capital Fund III, L.P., APA Finance III, LLC, and solely for the purposes of Article V, Section 6.04, Section 6.05 and Article X thereof, Altus Power, LLC, dated as of December 23, 2022*

10.1
Credit Agreement, dated as of February 15, 2023, among APA Finance III Borrower, LLC, APA Finance III Borrower Holdings, LLC, Blackstone Asset Based Finance Advisors LP, U.S. Bank Trust Company, National Association, U.S. Bank National Association, and the lenders party thereto*

10.2	Class A Note, dated February 15, 2023, by APA Finance III Borrower, LLC, in favor of Security Life of Denver Insurance Company*
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to promptly provide a copy of the omitted schedules and similar attachments on a supplemental basis to the SEC or its staff, if requested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2023

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director